UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2021
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Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor		90025
Los Angeles,	California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
    Hudson Pacific Properties, Inc.                                     ☐
    Hudson Pacific Properties, L.P.                                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
    Hudson Pacific Properties, Inc.                                     ☐
    Hudson Pacific Properties, L.P.                                     ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership, of which the Company serves as the sole general partner.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2021, Alex Vouvalides, Chief Investment Officer and Chief Operating Officer, and Joshua Hatfield, EVP, Operations (together, the “Executives”) notified Company management of their resignations from the Company in order to pursue their own venture, each effective February 7, 2021 (the “Effective Date”).

In connection with the Executives’ termination of employment with the Company as of the Effective Date, the Executives are continuing to serve as consultants to the Company for a period of up to three months and, on February 8, 2021, each entered into a Transition Agreement (the “Transition Agreement”) with the Company and the Operating Partnership, pursuant to which each Executive will receive the following payments and benefits: (i) a monthly consulting fee of $52,083 and $47,917 for Messrs. Vouvalides and Hatfield, respectively, over the consulting period, payable in monthly installments, (ii) each award of outstanding LTIP units of the Operating Partnership held by the Executive that vests based on the passage of time (each, an “Equity Award”) shall continue to remain outstanding and continue to vest in accordance with its terms (based on each Executive’s continued provision of consulting services rather than continued employment) and (iii) subject to the Executive’s execution and non-revocation of a general release of claims, continued service through the end of the consulting period and continued compliance with certain covenants set forth in the Transition Agreement, each Equity Award that is then outstanding and unvested shall vest on November 8, 2021.

The foregoing description of each Transition Agreement is not complete and is subject to and qualified in its entirety by the terms of each Transition Agreement, a copy of which is filed herewith as Exhibit 10.1 and Exhibit 10.2, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Transition Agreement, by and between Alex Vouvalides and Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P., dated February 8, 2021
10.2	Transition Agreement, by and between Joshua Hatfield and Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P., dated February 8, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 12, 2021	Hudson Pacific Properties, Inc.
		By:	/s/ Mark T. Lammas
Mark Lammas President

Hudson Pacific Properties, L.P.
		By:	Hudson Pacific Properties, Inc.
Its General Partner
		By:	/s/ Mark T. Lammas
Mark Lammas President